UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 27, 1997


                               GALEY & LORD, INC.
                             --------------------------
             (Exact name of registrant as specified in its charter)

                        DELAWARE                            56-1593207
                       ----------                           ------------
         (State or other jurisdiction of                   (IRS Employer
          incorporation or organization)                 Identification No.)

980 Avenue of the Americas
New York, New York                                              10018
--------------------------                                     --------
(Address of principal executive offices)                       Zip Code

                                  212/465-3000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                               -------------------
Former name, former address and former fiscal year, if changed since last report.

ITEM 5. OTHER EVENTS.

Incorporated by reference herein and attached as an exhibit hereto is the press release of Galey & Lord, Inc. (the "Company") dated October 27, 1997, announcing that the Company had entered into an agreement with Polymer Group, Inc. and its affiliate, DT Acquisition Inc. to buy certain assets of Dominion Textiles Inc. upon the successful completion of DT Acquisition's tender offer to purchase Dominion.













Exhibit
1.       Press Release of Galey & Lord, Inc., dated October 27, 1997.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Galey & Lord, Inc.
                                                  -------------------------
                                                  (Registrant)





                                                  /s/ Michael R. Harmon
                                                  ----------------------------
                                                  Michael R. Harmon
                                                  Executive Vice-President,
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer),
                                                  Treasurer and Secretary





November 13, 1997
-------------------
       Date